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X
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                                TIME WARNER INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  TIME WARNER INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS ON OCTOBER 10, 1996

  The undersigned hereby constitutes and appoints Richard J. Bressler, Peter
  R. Haje and Philip R. Lochner, Jr., and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Special Meeting of Stockholders of TIME WARNER INC. on October 10, 1996, and any postponement or adjournment thereof, and to vote on the matters indicated all the shares of stock of Time Warner Inc. which the undersigned would be entitled to vote if personally present.

                                    PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                                    ON THE REVERSE SIDE AND RETURN IT PROMPTLY
                                    USING THE ENCLOSED REPLY ENVELOPE.


                                                    (CONTINUED ON REVERSE SIDE)

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                                     Please mark
                                                                      your votes
                                                               [X]     this way

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
             FORAGAINST
                   ABSTAIN











  1. Approval of the Amended and
     Restated Agreement and Plan
     of Merger, as amended.

  2. In their discretion, upon such
     other matters as may properly
     come before the Meeting or
     any postponement or
     adjournment thereof.


                                                 MEETING ATTENDANCE
                                          Please mark this box if you plan
                                            to attend the Special Meeting.   [ ]
                                     --
                                       |           ADDRESS CHANGE
                                          Please mark this box if you have
                                            indicated an address change.

                          RECEIPT IS HEREBY ACKNOWLEDGED OF THE TIME WARNER INC. NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT/PROSPECTUS.


Signature(s) ___________________________   Date _______________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                   TIME WARNER EMPLOYEES' STOCK OWNERSHIP PLAN
                        CONFIDENTIAL VOTING INSTRUCTIONS
          INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  TIME WARNER INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS ON OCTOBER 10, 1996

  Under the provisions of the Trust relating to the Time Warner Employees' Stock Ownership Plan ("TESOP"), which includes accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan ("PAYSOP") and the WCI Employee Stock Ownership Plan ("WCI ESOP"), The Chase Manhattan Bank, or any successor organization ("Chase"), as Trustee, is required to request your confidential instructions as to how the shares of Time Warner Common Stock attributable to your accounts under TESOP are to be voted at the Time Warner Special Meeting of Stockholders scheduled to be held on October 10, 1996. Your instructions to Chase will not be divulged or revealed to anyone at Time Warner Inc. If Chase does not receive your instructions on or prior to October 7, 1996, (a) the shares allocated to your PAYSOP and WCI ESOP accounts, if any, will not be voted and (b) all other shares allocated to your TESOP accounts will be voted at the Special Meeting in the same proportion as shares for which Chase has received voting instructions with respect to other participants' TESOP accounts (excluding PAYSOP and WCI ESOP accounts).

                                    PLEASE MARK, SIGN AND DATE THIS INSTRUCTION
                                    CARD ON THE REVERSE SIDE AND RETURN IT
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.


                                                    (CONTINUED ON REVERSE SIDE)

THE UNDERSIGNED HEREBY INSTRUCTS CHASE, AS TRUSTEE, TO DIRECT THE VOTE AS FOLLOWS AT THE TIME WARNER SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 1996 AND AT ANY ADJOURNMENT THEREOF, OF ALL SHARES OF TIME WARNER COMMON STOCK ATTRIBUTABLE TO THE UNDERSIGNED'S ACCOUNTS UNDER TESOP (INCLUDING PAYSOP AND WCI ESOP ACCOUNTS).
                                                                         [X]
                                                                     Please mark
                                                                      your votes
                                                                        this way


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                FOR   AGAINST  ABSTAIN
  1. Approval of the amended and                [ ]     [ ]      [ ]
     restated Agreement and Plan
     of Merger, as amended.

  2. To grant discretionary authority to
     management persons regarding
     such other matters as may properly
     come before the Meeting or any
     postponement or adjournment
     thereof.


                                                  MEETING ATTENDANCE
                                           Please mark this box if you plan
                                           to attend the Special Meeting.    [ ]
                --
                  |
                         RECEIPT IS HEREBY ACKNOWLEDGED OF THE TIME WARNER INC. NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT/PROSPECTUS.


Signature(s) ___________________________   Date _______________________________

NOTE: Please sign exactly as name appears hereon.